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                                                                              1









                                            AMENDMENT  No.  1,  dated as of July
                                    14, 1998 (this  "Amendment"),  to the Credit
                                    Agreement  dated as of March  6,  1998  (the
                                    "Credit     Agreement"),     among     TEREX
                                    CORPORATION,    a    Delaware    corporation
                                    ("Terex"),   TEREX  EQUIPMENT   LIMITED,   a
                                    company   organized   under   the   laws  of
                                    Scotland,  P.P.M.  S.A., a company organized
                                    under the laws of the  Republic  of  France,
                                    UNIT RIG  (AUSTRALIA)  PTY.  LTD., a company
                                    organized under the laws of New South Wales,
                                    Australia,   and  P.P.M.  Sp.A.,  a  company
                                    organized  under the laws of the Republic of
                                    Italy, the Lenders (as defined in the Credit
                                    Agreement), the Issuing Banks (as defined in
                                    the  Credit  Agreement)  and  CREDIT  SUISSE
                                    FIRST  BOSTON,  a bank  organized  under the
                                    laws of Switzerland,  acting through its New
                                    York  branch  ("CSFB"),   as  administrative
                                    agent (in such capacity, the "Administrative
                                    Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Terex, through its indirect, wholly-owned subsidiary Picadilly Maschinenhandel GmbH & Co. KG, a partnership organized under the laws of the Federal Republic of Germany ("Picadilly"), has acquired all the outstanding capital shares of O&K Mining from O&K Orenstein & Koppel AG ("O&K Orenstein AG") pursuant to the Share Purchase Agreement dated as of December 18, 1997, between O&K Orenstein AG and Terex Mining Equipment, Inc.

                  C. Terex intends (a) to designate O&K Mining as a Subsidiary Borrower under the Credit Agreement pursuant to the procedures set forth in
Section 9.19 thereof and (b) following such designation, to merge O&K Mining with and into Picadilly with Picadilly as the surviving entity. Terex desires that following such merger, Picadilly will succeed O&K Mining as a Subsidiary Borrower.

                  D. Terex, having acquired all the outstanding capital shares of O&K Mining indirectly, is unable to pledge 65% of such shares for the benefit of the Secured Parties as contemplated by Section 9.19 of the Credit Agreement. Picadilly, as a Foreign Subsidiary, is exempt from the share pledge requirement of Section 5.11 of the Credit Agreement because such a pledge by a Foreign Subsidiary could result in adverse tax consequences to Terex.

                  E. The Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein.

                  F. The Required Lenders are willing to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.


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                                                                               2

                  G. The Borrowers and the Required Lenders have agreed to amend certain provisions of the Credit Agreement with respect to the sale of participations under the Credit Agreement as set forth herein.

                  H. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to the Preliminary Statement of the Credit Agreement. The last sentence of the first paragraph of the preliminary statement of the Credit Agreement is hereby amended by inserting the phrase ", through one or more direct or indirect wholly-owned Subsidiaries," after the phrase "(the "Acquisition")" in such sentence.

                  SECTION 2. Amendment to Section 1.01 of the Credit  Agreement.
(a) The definition of the term "German Borrower" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  ""German Borrower" shall mean (a) prior to such time as O&K Mining is merged with and into Picadilly with Picadilly as the surviving entity, O&K Mining and (b) after such time as O&K Mining is merged with and into Picadilly with Picadilly as the surviving entity, Picadilly, but only, in each case, following the consummation of the Acquisition and the accession to this Agreement by O&K Mining or Picadilly, as applicable, pursuant to Section 9.19."

                  (b) Section 1.01 of the Credit Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following definition:

                  "Picadilly" shall mean Picadilly Maschinenhandel GmbH & Co. KG,a partnership founded under the laws of the Federal Republic of Germany.

                  SECTION 3. Amendment to Section 9.19 of the Credit  Agreement.
Section 9.19 of the Credit Agreement is hereby amended by (a) deleting the comma from the first sentence of such Section and inserting the word "and" in lieu thereof and (b) deleting the phrase "and (iii) a pledge by Terex of 65% of the capital stock of the German Borrower for the benefit of the Secured Parties" from such sentence.

                  SECTION 4. Amendment to Section 9.04 of the Credit  Agreement.
Section 9.04(f) of the Credit Agreement is hereby amended by inserting the phrase ", releasing any Guarantor or all or any substantial part of the Collateral" after the word "Loans" in the last line of such Section.

                  SECTION 5. Representations and Warranties. Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties


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                                                                               3

expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Required Lenders.

                  SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             TEREX CORPORATION,

                                              by
                                                 /s/Eric I Cohen
                                                 -------------------------------
                                                 Name:     Eric I Cohen
                                                 Title:    Senior Vice President



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                                                                               4

                                             TEREX EQUIPMENT LIMITED,

                                              by
                                                  /s/Eric I Cohen
                                                 -------------------------------
                                                  Name:     Eric I Cohen
                                                  Title:    Director


                                             P.P.M. S.A.,

                                              by
                                                  /s/Eric I Cohen
                                                 -------------------------------
                                                  Name:     Eric I Cohen
                                                  Title:    Director


                                             UNIT RIG (AUSTRALIA) PTY. LTD.,

                                              by
                                                  /s/Eric I Cohen
                                                 -------------------------------
                                                  Name:     Eric I Cohen
                                                  Title:    Director


                                             P.P.M. Sp.A,

                                              by
                                                  /s/Fil Filipov
                                                 -------------------------------
                                                  Name:   Fil Filipov
                                                  Title:  President and Director


                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Administrative Agent,
                                       Collateral Agent and Swingline Lender,

                                              by
                                                 /s/Jodi A. Fatto
                                                 -------------------------------
                                                 Name:  Jodi A. Fatto
                                                 Title: Assistant Vice President

                                              by
                                                  /s/Chris Cunningham
                                                 -------------------------------
                                                  Name:     Chris Cunningham
                                                  Title:    Director





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                                                                               5

                                             ABN AMRO BANK N.V.,

                                              by
                                                  /s/Donald Sutton
                                                 -------------------------------
                                                  Name:     Donald Sutton
                                                  Title:    Vice President

                                              by
                                                 /s/Michael A. Kowalczuk
                                                 -------------------------------
                                                Name: Michael A. Kowalczuk
                                                Title: Corporate Banking Officer


                                          ALLIANCE CAPITAL MANAGEMENT
                                          L.P., as Manager on behalf of ALLIANCE
                                          CAPITAL FUNDING, L.L.C. by:
                                          ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, General Partner of
                                          Alliance Capital Management L.P.,

                                              by
                                                  /s/Kenneth G. Ostmann
                                                 -------------------------------
                                                  Name:     Kenneth G. Ostmann
                                                  Title:    Vice President


                                             ARES LEVERAGED INVESTMENT
                                             FUND L.P.,

                                             by   ARES Management, L.P.

                                             by    ARES Operating Member, LLC
                                             Its   General Partner

                                              by
                                                  /s/David A. Sachs
                                                 -------------------------------
                                                  Name:     David A. Sachs
                                                  Title:    Vice President


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY,

                                              by
                                                  /s/Paul P. Malecki
                                                 -------------------------------
                                                  Name:     Paul P. Malecki
                                                  Title:    Vice President





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                                                                               6

                                              BANKBOSTON N.A., as Revolver and
                                                Term A Lender,

                                              by
                                                  /s/Garrett Quinn
                                                 -------------------------------
                                                  Name:     Garrett Quinn
                                                  Title:    Vice President


                                             BANKBOSTON, N.A.,

                                              by
                                                  /s/Garrett Quinn
                                                 -------------------------------
                                                  Name:     Garrett Quinn
                                                  Title:    Vice President


                                             CHASE SECURITIES INC., as agent for
                                             THE CHASE MANHATTAN BANK,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             CIBC INC.,

                                              by
                                                  /s/Timothy Doyle
                                                 -------------------------------
                                                  Name:     Timothy Doyle
                                                  Title:    Managing Director
                                                  CIBC Oppenheimer Corp.
                                                  AS  AGENT


                                             CREDIT LYONNAIS, NEW YORK
                                             BRANCH,

                                              by
                                                  /s/Vladimir Labun
                                                 -------------------------------
                                             Name:     Vladimir Labun
                                             Title: First Vice President-Manager





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                                                                               7

                                             CYPRESSTREE INVESTMENT
                                             PARTNERS I, LTD., BY: CYPRESSTREE
                                             INVESTMENT MANAGEMENT
                                             COMPANY INC., as portfolio manager,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             DEBT STRATEGIES FUND II, INC.,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             DRESDNER BANK AG, NEW YORK
                                             AND GRAND CAYMAN BRANCHES,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             FIRST DOMINION FUNDING I,

                                              by
                                                  /s/Andrew H. Marshak
                                                 -------------------------------
                                                  Name:     Andrew H. Marshak
                                                  Title:    Managing Director


                                             FIRST UNION NATIONAL BANK,

                                              by
                                                  /s/Henry R. Biedrzycki
                                                 -------------------------------
                                                  Name:     Henry R. Biedrzycki
                                                  Title:    Vice President





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                                                                               8

                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION,

                                              by
                                                  /s/Janet K. Williams
                                                 -------------------------------
                                                Name:     Janet K. Williams
                                                Title: Duly Authorized Signatory


                                             KZH HOLDING CORPORATION III,

                                              by
                                                  /s/Dennis Kildea
                                                 -------------------------------
                                                  Name:     Dennis Kildea
                                                  Title:    Authorized Agent


                                             LEHMAN COMMERCIAL PAPER INC,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             MARINE MIDLAND BANK,

                                              by
                                                  /s/Randolph H. Ross
                                                 -------------------------------
                                                  Name:     Randolph H. Ross
                                                  Title:    Authorized Signatory


                                             MERRILL LYNCH GLOBAL
                                             INVESTMENT SERIES:  INCOME
                                             STRATEGIES PORTFOLIO, by MERRILL
                                             LYNCH ASSET MANAGEMENT, L.P., as
                                             investment advisor,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:





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                                                                               9

                                             MERRILL LYNCH, PIERCE, FENNER &
                                             SMITH INCORPORATED,

                                              by
                                                  /s/Neil Brisson
                                                 -------------------------------
                                                  Name:     Neil Brisson
                                                  Title:    Director


                                             MERRILL LYNCH PRIME RATE
                                             PORTFOLIO, by MERRILL LYNCH
                                             ASSET MANAGEMENT, L.P., as
                                             investment advisor,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             MOUNTAIN CLO TRUST,

                                              by
                                                  /s/Kazuyuki Nishimura
                                                 -------------------------------
                                                  Name:     Kazuyuki Nishimura
                                                  Title:    Authorized Signatory


                                             NATIONAL CITY BANK,

                                              by
                                                  /s/Joseph D. Robison
                                                 -------------------------------
                                                  Name:     Joseph D. Robison
                                                  Title:    Vice President


                                             PAM CAPITAL FUNDING LP,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:






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                                                                              10

                                             PUTNAM DIVERSIFIED INCOME
                                             TRUST,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             PUTNAM FIDUCIARY TRUST
                                             COMPANY, on behalf of PUTNAM HIGH
                                             YIELD MANAGED TRUST,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             PUTNAM HIGH YIELD TRUST,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             PUTNAM VARIABLE TRUST, on behalf
                                             of PUTNAM VT DIVERSIFIED INCOME
                                             FUND,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                             SKANDINAVISKA ENSKILDA BANKEN
                                             AB (publ), NEW YORK BRANCH,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:





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                                                                              11
                                             TORONTO DOMINION (TEXAS), INC.,

                                              by
                                                 -------------------------------
                                                  Name:
                                                  Title:




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